                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                           -------------------------


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               November 9, 2000
                           -----------------------
                           Date of Report (Date of
                           earliest event reported)


                              IMMUNEX CORPORATION
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Washington                   0-12406                     51-0346580
----------------------------   ---------------------      ----------------------
(State or Other Jurisdiction   (Commission File No.)          (IRS Employer
     of Incorporation)                                      Identification No.)


                51 University Street, Seattle, Washington 98101
         ------------------------------------------------------------
         (Address of Principal Executive Offices)          (Zip Code)


                                (206) 587-0430
         ------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                      None
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events

     On November 9, 2000, Immunex Corporation and American Home Products Corporation, or AHP, Immunex's principal shareholder, and MDP Holdings, Inc., or MDP, a wholly owned subsidiary of AHP entered into an underwriting agreement with Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, Lehman Brothers Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Robertson Stephens, Inc., on behalf of the underwriters, in connection with the offering of up to 80,500,000 shares of common stock. A copy of the underwriting agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. Of the 80,500,000 shares of common stock offered, 20,000,000 shares are newly issued shares of common stock being offered by Immunex, and 60,500,000 shares of common stock are being offered by AHP from its existing holdings of Immunex common stock. The shares being offered by AHP include 10,500,000 shares purchased by the underwriters pursuant to their over-allotment option which was exercised on November 10, 2000. The offering is expected to be consummated on November 15, 2000.

     Immunex received $773,600,000 in net proceeds from the offering. Immunex did not receive any proceeds from the sale of shares by AHP. The offering was made pursuant to a Registration Statement on Form S-3 (File No. 333-43354), and a Registration Statement filed pursuant to Rule 462(b) (File No. 333-49708) under the Securities Act of 1933, as amended.

Item 7.   Financial Statements, Pro Forma Financial Information and  Exhibits

     (c)  Exhibits

     1.1 Underwriting Agreement, dated November 9, 2000, among Immunex, AHP, MDP and the representatives of the underwriters named in the Underwriting Agreement.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    IMMUNEX CORPORATION


Dated: November 14, 2000            By      /s/ Barry G. Pea
                                      -------------------------------
                                      Name: Barry G. Pea
                                      Its: Senior Vice President, General
                                      Counsel and Secretary




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                                 EXHIBIT INDEX


Exhibit Number     Description
--------------     -----------

1.1 Underwriting Agreement, dated November 9, 2000, among Immunex, AHP, MDP and the representatives of the underwriters named therein.






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